HAMILTON LANE INCORPORATED REPORTS SECOND QUARTER FISCAL 2019 RESULTS

BALA CYNWYD, PENN. – November 6, 2018 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported results for its second fiscal quarter ended September 30, 2018.

Hamilton Lane CEO Mario Giannini commented: “We are pleased to report strong performance for the first half of fiscal year 2019 as reflected by a continuation of good momentum with client re-ups and new client wins, and the year-to-date growth across each of our service and product offerings. Our outlook for the remainder of the fiscal year remains favorable given our visibility into our existing business and the pipeline of new opportunities.”

Hamilton Lane issued a full detailed presentation of its second quarter results, which can be viewed at http://ir.hamiltonlane.com.
Dividend
Hamilton Lane has declared a quarterly dividend of $0.2125 per share of Class A common stock to record holders at the close of business on December 14, 2018. This dividend will be paid on January 7, 2019.
Conference Call
Hamilton Lane will discuss second quarter fiscal 2019 results in a webcast and conference call today, Tuesday, November 6, 2018, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (833) 231-8267 inside the U.S., or (647) 689-4112 for international callers. The conference ID is 7197514.
A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.
Stock Repurchase Program
Hamilton Lane has also approved a program to repurchase, over a period of twelve months, shares of Hamilton Lane’s Class A Common Stock, par value $0.001 per share (the “Common Stock”) constituting, in the aggregate, up to 6% of the outstanding shares of Common Stock as of the date of the authorization, an amount not to exceed $50 million. The program is effective immediately. Shares of the Common Stock may be repurchased in the open market or through negotiated transactions. The program may be terminated or suspended at any time at Hamilton Lane’s discretion. Hamilton Lane may in the future enter into a Rule 10b5-1 trading plan to effect a portion of the authorized purchases, if criteria set forth in the plan are met. Such a plan would enable Hamilton Lane to repurchase its shares during periods outside of its normal trading windows, when Hamilton Lane typically would not be active in the market.

The timing of purchases and the exact number of shares to be purchased will depend on market conditions. The repurchase program does not include specific price targets or timetables and may be suspended or terminated at any time. Hamilton Lane intends to finance the purchases using available working capital and/or debt resources.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 27 years, the firm currently employs more than 350 professionals operating in offices throughout the U.S., Europe, Asia-Pacific, Latin America and the Middle East. With approximately $452 billion in total assets under management and supervision as of September 30, 2018, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are used to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; our ability to consummate planned acquisitions and successfully integrate the acquired businesses with ours; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive.  For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.
Investor Contact
Karen Greene
kgreene@hamiltonlane.com
+1 484 439 4657

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 610 617 5841

Fiscal Year 2019 Second Quarter Earnings Presentation - November 6, 2018

Today’s Speakers Mario Giannini Hartley Rogers Erik Hirsch Chief Executive Offi cer Chairman Vice Chairman Randy Stilman Karen Greene Chief Financial Offi cer Head of Investor Relations Hamilton Lane | Global Leader in the Private Markets Page 2

Period Highlights • Total asset footprint (assets under management/advisement) reached an amount of Business approximately $452 billion, growing 12% compared to September 30, 2017 Performance • Assets under management and fee-earning assets under management were approximately $58 billion and $32 billion, respectively, as of September 30, 2018, increases of 21% and 8%, respectively, compared to September 30, 2017 USD in millions except per share amounts Q2 FY19 QTD Q2 FY19 YTD vs. Q2 FY18 YTD Management and advisory fees $53.2 $104.2 6% GAAP net income $11.2 $20.1 98% Financial GAAP EPS $0.49 $0.88 56% Results Non-GAAP EPS1 $0.55 $0.92 56% Fee Related Earnings1 $22.4 $43.2 0% Adjusted EBITDA1 $25.9 $56.3 15% Dividend • Declared a quarterly dividend of $0.2125 per share of Class A common stock to record holders at the close of business on December 14, 2018 1 Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see pages 16 and 22 of this presentation. Hamilton Lane | Global Leader in the Private Markets Page 3

Abraaj-related Financial Exposure

Total Exposure to Abraaj: ~$382M

AUM

Total AUM: ~$58B
Abraaj Exposure: ~$376M
% of Abraaj in Total AUM: <1%

AUA

Total AUA: ~$394B
Abraaj Exposure: ~$5M
% of Abraaj in Total AUA: <0.01%

Balance Sheet

Total Balance Sheet Investments: ~$134M
Investments in Abraaj: ~$0.5M
% of Abraaj in Total Balance Sheet Investments: <1%

Hamilton Lane | Global Leader in the Private Markets
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Growing Asset Footprint & Influence Total Assets Under Management/Advisement ($B)1 $452B AUM & AUA $500 Y-o-Y Growth $58 AUA: 10% $50 $400 AUM: 21% $394 $40 $374 CAGR: 21% $300 $35 $32 $292 $200 $30 $24 $205 $22 $189 $16 $19 $11 $13 $147 $147 $100 $129 $7 $95 $6 $77 $79 $81 $36 $51 $0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 9/30/18 Total AUA Total AUM 1 Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. Hamilton Lane | Global Leader in the Private Markets Page 5

Fee-Earning AUM Driving Revenues Fee-earning AUM growth continues... Total Fee-Earning Assets Under Management ($B) ~8% YoY Growth $40 0.55% 0.56% 0.57% 0.56% 0.59%¹ 0.55%² $35 $31 $32 $30 $29 CAGR: 13% $27 $11 $25 $24 $10 $22 $9 $9 $20 $19 $7 $6 $15 $5 $21 $10 $18 $20 $21 $16 $17 $5 $14 $0 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Sep-17 Sep-18 Customized Separate Accounts Specialized Funds Total Management Fee Revenues as a % of Average FEAUM * Numbers may not tie due to rounding ¹ Reﬂects retroactive fees of $5.8M ² Reﬂects retroactive fees of $0.8M ...and annual fee rates are stable Y-o-Y Drivers of Growth Customized Separate Accounts: Specialized Funds: • New client wins • Closed credit oriented fund (2018) • Client re-ups • Fundraising co-investment, credit oriented (2019) and fund-of-funds products Hamilton Lane | Global Leader in the Private Markets Page 6

AUM Growth AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking to • Co-investment fund ranging mandates which include further or establish relationship customized, technology-driven with Hamilton Lane • Credit-oriented funds reporting, monitoring and analytics • Private equity fund-of-funds services; opportunity set continues to be robust • +70% of our gross contributions • FEAUM added during Q2 FY19: • $37B in AUA added compared to during the last 12 months came • Co-Investment fund: $158M prior year period from existing clients • Credit-oriented fund (2018): $149M Hamilton Lane | Global Leader in the Private Markets Page 7

Financial Highlights

Consolidated Revenue Strong revenue growth across management and advisory fees and incentive fees Management and Advisory Fees YTD Long-Term Growth • Represented an average of 90% of total revenues over the past five Y-o-Y Growth: 6% CAGR: 12% 200 fiscal years $195 150 • Y-o-Y increase of 6% • $5.8M in retroactive fees from our latest secondary fund in the 100 $113 USD in Millions in USD $98 $104 prior year period and $0.8M in retroactive fees from our latest co- 50 investment fund in the current year period 0 Q2 FY18 Q2 FY19 FY13 FY18 Incentive Fees • Incentive fees derived from a highly diversified pool of assets and YTD Long-Term Growth funds 200 • Allocated carried interest of $333M as of 9/30/18 diversified across Y-o-Y Growth: 337% CAGR: 52% +3,000 assets and +50 funds 150 • Y-o-Y growth in incentive fees driven by $6.3M recognition of 100 carried interest from Co-Investment Fund II and $7.2M from USD in Millions in USD 50 customized separate accounts $3 $15 $6 $49 0 • $2.5M of deferred carried interest from Co-Investment Fund II Q2 FY18 Q2 FY19 FY13 FY18 recognized in Q1 FY19 Total Revenues YTD Long-Term Growth Y-o-Y Growth: 18% CAGR: 15% 120 250 $119 $244 100 200 • Total revenues increased by 18%, driven by incentive fee growth $101 80 and recurring management and advisory fee growth across core 150 60 offerings 100 USD in Millions in USD 40 $119 20 50 0 0 Q2 FY18 Q2 FY19 FY13 FY18 Hamilton Lane | Global Leader in the Private Markets Page 9

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
Y-o-Y Growth: 98%
USD in Millions
$10
$20
Q2 FY18
Q2 FY19


Long-Term Growth
N/A
$17
FY13
FY18

- Y-o-Y growth of 98%
- $11M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]


YTD
Y-o-Y Growth: 15%
USD in Millions
$49
$56
Q2 FY18
Q2 FY19


Long-Term Growth
CAGR: 19%
$55
$133
FY13
FY18

- Y-o-Y growth of 15%
- Margins decreased Y-o-Y due to retroactive fees in the prior year period

Fee Related Earnings[1]


YTD
Y-o-Y Growth: 0%
USD in Millions
$43
$43
Q2 FY18
Q2 FY19


Long-Term Growth
CAGR: 12%
$47
$81
FY13
FY18

- Y-o-Y flat due to retroactive fees in the prior year period
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related-Earnings are non-GAAP financial measures. For a reconciliation from GAAP financial measures to non-GAAP financial measures, see pages 16 and 22 of this presentation.

Hamilton Lane | Global Leader in the Private Markets
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Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... Investments $150 • Investment balance decreased year-to-date due to $120 $137 $134 $23M in distributions from the sales of two technology $120 investments $90 $103 $103 $92 $60 • For 9/30/18, the total investment balance consisted of USD in Millions in USD $30 ~$128M in equity method investments in our funds and $0 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Sep-18 ~$6M in technology-related investments Gross Leverage Proﬁle1 4.0x 3.0x • Principal amount of debt outstanding of $73.1M 2.0x as of 9/30/18 1.0x X TTM Adjusted EBITDA 0.6x 0.5x 0.0x Mar-18 Sep-18 1 Ratio of principal amount of debt outstanding to trailing twelve months Adjusted EBITDA. See page 23 for additional detail on calculation of gross leverage ratio. Hamilton Lane | Global Leader in the Private Markets Page 11

Share Repurchase Program • Board has authorized the repurchase of up to 6%, or up to $50 million, of Hamilton Lane Class A Common Stock • Authorization is in place for the next twelve months • The timing of purchases and the exact number of shares to be purchased will depend on market conditions • The repurchase program does not include specific price targets or time tables and may be suspended or terminated at any time • The Company intends to finance the purchases using available working capital and/or debt resources Hamilton Lane | Global Leader in the Private Markets Page 12

Fiscal Year 2019 Second Quarter Earnings Presentation - November 6, 2018

Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2017	2018	% Change	Six Months Ended September 30, 2017	2018	% Change
Revenues						
Management and advisory fees	46,298	53,248	15%	97,982	104,227	6%
Incentive fees	2,411	2,585	7%	3,428	14,968	337%
Total revenues	**48,709**	**55,833**	**15%**	**101,410**	**119,195**	**18%**
Expenses						
Compensation and benefits	20,279	22,771	12%	40,241	49,393	23%
General, administrative and other	8,424	11,695	39%	16,882	22,743	35%
Total expenses	**28,703**	**34,466**	**20%**	**57,123**	**72,136**	**26%**
Other income (expense)						
Equity in income of investees	4,252	5,276	24%	10,171	5,162	(49)%
Interest expense	(3,512)	(728)	(79)%	(4,618)	(1,493)	(68)%
Interest income	89	43	(52)%	405	85	(79)%
Other non-operating income (loss)	87	12,194	13,916%	(19)	12,059	63,568%
Total other income	**916**	**16,785**	**1,732%**	**5,939**	**15,813**	**166%**
Income before income taxes	**20,922**	**38,152**	**82%**	**50,226**	**62,872**	**25%**
Income tax expense	2,688	5,580	108%	6,380	7,197	13%
Net income	**18,234**	**32,572**	**79%**	**43,846**	**55,675**	**27%**
Less: Income attributable to non-controlling interests in general partnerships	84	514	512%	982	394	(60)%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	13,462	20,836	55%	32,712	35,214	8%
Net income attributable to Hamilton Lane Incorporated	**$4,688**	**$11,222**	**139%**	**$10,152**	**$20,067**	**98%**
Basic earnings per share of Class A common stock	$0.26	$0.49		$0.56	$0.89	
Diluted earnings per share of Class A common stock	$0.26	$0.49		$0.56	$0.88	
Weighted-average shares of Class A common stock outstanding - basic	18,113,781	22,671,865		18,049,146	22,461,363	
Weighted-average shares of Class A common stock outstanding - diluted	18,646,866	23,257,419		18,559,583	23,015,445	

Hamilton Lane | Global Leader in the Private Markets

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Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2017	2018	% Change	Six Months Ended September 30, 2017	2018	% Change
Adjusted EBITDA						
Management and advisory fees	$46,298	$53,248	15%	$97,982	$104,227	6%
Total expenses	28,703	34,466	20%	57,123	72,136	26%
Less:						
Incentive fee related compensation[1]	(1,183)	(1,243)	5%	(1,682)	(5,970)	255%
Contingent compensation related to acquisition	(427)	(2,327)	445%	(427)	(5,100)	1,094%
Management fee related expenses	27,093	30,896	14%	55,014	61,066	11%
Fee Related Earnings	**$19,205**	**$22,352**	**16%**	**$42,968**	**$43,161**	**0%**
Incentive fees[2]	2,411	2,585	7%	3,428	14,968	337%
Incentive fees attributable to non-controlling interests[2]	-	(52)	N/A	-	(263)	N/A
Incentive fee related compensation[1]	(1,183)	(1,243)	5%	(1,682)	(5,970)	255%
Interest income	89	43	(52)%	405	85	(79)%
Equity-based compensation	1,572	1,597	2%	2,988	3,184	7%
Depreciation and amortization	473	632	34%	910	1,141	25%
Adjusted EBITDA	**$22,567**	**$25,914**	**15%**	**$49,017**	**$56,306**	**15%**
Adjusted EBITDA margin	**46%**	**46%**		**48%**	**47%**	
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated	**$4,688**	**$11,222**	**139%**	**$10,152**	**$20,067**	**98%**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	13,462	20,836	55%	32,712	35,214	8%
Income tax expense	2,688	5,580	108%	6,380	7,197	13%
Write-off of deferred financing costs[3]	2,544	-	(100)%	2,544	-	(100)%
Contingent compensation related to acquisition	427	2,327	445%	427	5,100	1,094%
Adjusted pre-tax net income	**$23,809**	**$39,965**	**68%**	**$52,215**	**$67,578**	**29%**
Adjusted income taxes[4]	(9,304)	(10,795)	16%	(20,735)	(18,253)	(12)%
Adjusted net income	**$14,505**	**$29,170**	**101%**	**$31,480**	**$49,325**	**57%**
Adjusted shares outstanding[5]	**53,085,535**	**53,438,643**		**52,998,252**	**53,406,893**	
Non-GAAP earnings per share	**$0.27**	**$0.55**	**104%**	**$0.59**	**$0.92**	**56%**

[1] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the six months ended September 30, 2018 excludes compensation expense related to the $2.5 million recognition of incentive fees included in net income from one of our co-investment funds during the period as the related incentive fee compensation was recognized in fiscal 2016.
[2] Incentive fees for the six months ended September 30, 2018 include $2.8 million of non-cash carry. Of the $2.8 million, $2.5 million is included in net income and $0.3 million is attributable to non-controlling interests.
[3] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility in the prior year period.
[4] Represents corporate income taxes at our estimated statutory tax rate of 27.01% for the six month period ended September 30, 2018 and 39.71% for the six month period ended September 30, 2017 applied to adjusted pre-tax net income. The 27.01% is based on a federal tax statutory rate of 21.00% and a combined state income tax rate net of federal benefits of 6.01%. The 39.71% was based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 4.71%.
[5] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

Page 16

Management and Advisory Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2017 2018 % Change 2017 2018 % Change Management and advisory fees Customized separate accounts $19,609 $21,106 8% $38,393 $41,493 8% Specialized funds 19,244 22,736 18% 44,450 43,751 (2)% Advisory and reporting 6,829 8,315 22% 13,479 16,474 22% Distribution management 616 710 15% 1,660 1,798 8% Fund reimbursement revenue - 381 N/A - 711 N/A Total management and advisory fees $46,298 $53,248 15% $97,982 $104,227 6% Advisory Other 2% and reporting 16% Customized separate accounts 40% Six Months Ended September 30, 2018 Specialized funds 42% Hamilton Lane | Global Leader in the Private Markets Page 17

Incentive Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2017 2018 % Change 2017 2018 % Change Incentive fees Secondary Fund II $477 $142 (70)% $1,115 $583 (48)% Co-investment Fund II - 1,182 N/A - 6,340 N/A Other specialized funds 34 761 2,137% (6) 886 N/A Customized separate accounts 1,900 500 (74)% 2,319 7,159 209% Incentive fees $2,411 $2,585 7% $3,428 $14,968 337% As of September 30, 2017 June 30, 2018 September 30, 2018 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $7,145 $5,798 $5,698 (20)% (2)% Secondary Fund III 32,074 36,592 38,278 19% 5% Secondary Fund IV 10,884 20,778 24,922 129% 20% Co-investment Fund II 108,907 61,327 66,932 (39)% 9% Co-investment Fund III 28,775 32,924 45,001 56% 37% Other specialized funds 24,576 33,391 37,392 52% 12% Customized separate accounts 87,998 102,083 114,458 30% 12% Total allocated carried interest $300,359 $292,893 $332,681 11% 14% Hamilton Lane | Global Leader in the Private Markets Page 18

Assets Under Management (Dollars in millions) September 30, 2017 June 30, 2018 September 30, 2018 YoY % Change QoQ % Change Assets under management / advisement Assets under management $47,819 $56,684 $58,092 21% 1% Assets under advisement 356,774 414,796 394,083 10% (5)% Total assets under management / advisement $404,593 $471,480 $452,175 12% (4)% Fee-earning assets under management Customized separate accounts Balance, beginning of period $18,186 $20,931 $20,209 11% (3)% Contributions 1,295 1,073 999 (23)% (7)% Distributions (229) (1,863) (267) 17% (86)% Foreign exchange, market value and other 469 68 (109) (123)% (260)% Balance, end of period $19,721 $20,209 $20,832 6% 3% Specialized funds Balance, beginning of period $9,437 $9,758 $10,333 9% 6% Contributions 97 746 547 464% (27)% Distributions (98) (166) (101) 3% (39)% Foreign exchange, market value and other 3 (5) (6) (300)% 20% Balance, end of period $9,439 $10,333 $10,773 14% 4% Total Balance, beginning of period $27,623 $30,689 $30,542 11% 0% Contributions 1,392 1,819 1,546 11% (15)% Distributions (327) (2,029) (368) 13% (82)% Foreign exchange, market value and other 472 63 (115) (124)% (283)% Balance, end of period $29,160 $30,542 $31,605 8% 3% Hamilton Lane | Global Leader in the Private Markets Page 19

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2018 September 30, 2018 Assets Cash and cash equivalents $47,596 $75,181 Restricted cash 1,787 2,176 Fees receivable 14,924 13,678 Prepaid expenses 2,301 2,855 Due from related parties 3,236 1,791 Furniture, fixtures and equipment, net 4,782 7,096 Investments 137,253 134,256 Deferred income taxes 73,381 108,439 Other assets 8,535 10,769 Total assets $293,795 $356,241 Liabilities and Equity Accounts payable $1,700 $476 Accrued compensation and benefits 8,092 30,399 Deferred incentive fee revenue 6,245 3,704 Debt 84,162 72,802 Accrued members' distributions 11,837 8,715 Payable to related parties pursuant to tax receivable agreement 34,133 65,048 Dividends payable 3,893 4,729 Other liabilities 7,659 8,221 Total liabilities 157,721 194,094 Preferred stock, $0.001 par value, 10,000,000 authorized, none issued - - Class A common stock, $0.001 par value, 300,000,000 authorized; 25,910,442 and 23,139,476 issued and 22 25 outstanding as of September 30, 2018 and March 31, 2018, respectively Class B common stock, $0.001 par value, 50,000,000 authorized; 24,228,382 and 25,700,068 issued and 26 24 outstanding as of September 30, 2018 and March 31, 2018, respectively Additional paid-in-capital 73,829 86,089 Retained earnings 4,549 15,178 Total Hamilton Lane Incorporated stockholders’ equity 78,426 101,316 Non-controlling interests in general partnerships 7,266 6,873 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 50,382 53,958 Total equity 136,074 162,147 Total liabilities and equity $293,795 $356,241 Hamilton Lane | Global Leader in the Private Markets Page 20

Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended September 30, (Dollars in thousands) 2017 2018 Operating activities Net income $43,846 $55,675 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 910 1,141 Change in deferred income taxes 2,913 2,866 Change in payable to related parties pursuant to tax receivable agreement (112) (839) Amortization of deferred financing costs 139 27 Write-off of deferred financing costs 1,657 - Equity-based compensation 2,988 3,182 Equity in income of investees (10,171) (5,162) Gain on sale of investments - (11,133) Proceeds received from investments 8,025 7,525 Changes in operating assets and liabilities 11,568 19,708 Other 1,028 66 Net cash provided by operating activities $62,791 $73,056 Investing activities Purchase of furniture, fixtures and equipment $(719) $(3,225) Proceeds from sales of other investments - 22,532 Cash paid for acquisition of business (5,414) - Distributions received from investments 7,151 4,105 Contributions to investments (11,910) (14,832) Net cash provided by (used in) investing activities $(10,892) $8,580 Financing activities Proceeds from offering $- $129,626 Purchase of membership interests - (129,626) Repayments of debt (86,100) (11,387) Borrowings of debt, net of deferred financing costs 85,066 - Contributions from non-controlling interest in general partnerships 213 17 Distributions to non-controlling interest in general partnerships (2,235) (804) Repurchase of Class B common stock - (2) Repurchase of Class A shares for employee tax withholding (680) (174) Proceeds received from option exercises 313 - Dividends paid (6,339) (8,622) Members’ distributions (25,549) (32,690) Net cash used in financing activities $(35,311) $(53,662) Increase in cash, cash equivalents, and restricted cash 16,588 27,974 Cash, cash equivalents, and restricted cash at beginning of the period 34,135 49,383 Cash, cash equivalents, and restricted cash at end of the period $50,723 $77,357 Hamilton Lane | Global Leader in the Private Markets Page 21

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)

	Three Months Ended September 30,		Six Months Ended September 30,	
	2017	2018	2017	2018
Net income attributable to Hamilton Lane Incorporated	$4,688	$11,222	$10,152	$20,067
Income attributable to non-controlling interests in general partnerships	84	514	982	394
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	13,462	20,836	32,712	35,214
Incentive fees[1]	(2,411)	(2,585)	(3,428)	(14,968)
Incentive fee related compensation[2]	1,183	1,243	1,682	5,970
Interest income	(89)	(43)	(405)	(85)
Interest expense	3,512	728	4,618	1,493
Income tax expense	2,688	5,580	6,380	7,197
Equity in income of investees	(4,252)	(5,276)	(10,171)	(5,162)
Contingent compensation related to acquisition	427	2,327	427	5,100
Other non-operating (income) loss	(87)	(12,194)	19	(12,059)
Fee Related Earnings	$19,205	$22,352	$42,968	$43,161
Depreciation and amortization	473	632	910	1,141
Equity-based compensation	1,572	1,597	2,988	3,184
Incentive fees[1]	2,411	2,585	3,428	14,968
Incentive fees attributable to non-controlling interests[1]	-	(52)	-	(263)
Incentive fee related compensation[2]	(1,183)	(1,243)	(1,682)	(5,970)
Interest income	89	43	405	85
Adjusted EBITDA	$22,567	$25,914	$49,017	$56,306
Non-GAAP earnings per share reconciliation				
Net income attributable to Hamilton Lane Incorporated	$4,688	$11,222	$10,152	$20,067
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	13,462	20,836	32,712	35,214
Income tax expense	2,688	5,580	6,380	7,197
Write-off of deferred financing costs[3]	2,544	-	2,544	-
Contingent compensation related to acquisition	427	2,327	427	5,100
Adjusted pre-tax net income	23,809	39,965	52,215	67,578
Adjusted income taxes[4]	(9,304)	(10,795)	(20,735)	(18,253)
Adjusted net income	$14,505	$29,170	$31,480	$49,325
Weighted-average shares of Class A common stock outstanding	18,646,866	23,257,419	18,559,583	23,015,445
Exchange of Class B and Class C units in HLA[5]	34,438,669	30,181,224	34,438,669	30,391,448
Adjusted shares outstanding	53,085,535	53,438,643	52,998,252	53,406,893
Non-GAAP earnings per share	$0.27	$0.55	$0.59	$0.92

[1] Incentive fees for the six months ended September 30, 2018 include $2.8 million of non-cash carry. Of the $2.8 million, $2.5 million is included in net income and $0.3 million is attributable to non-controlling interests.
[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the six months ended September 30, 2018 excludes compensation expense related to the $2.5 million recognition of incentive fees included in net income from one of our co-investment funds during the period as the related incentive fee compensation was recognized in fiscal 2016.
[3] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility in the prior year period.
[4] Represents corporate income taxes at our estimated statutory tax rate of 27.01% for the six month period ended September 30, 2018 and 39.71% for the six month period ended September 30, 2017 applied to adjusted pre-tax net income. The 27.01% is based on a federal tax statutory rate of 21.00% and a combined state income tax rate net of federal benefits of 6.01%. The 39.71% was based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 4.71%.
[5] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

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Gross Leverage Ratio Twelve Months Ended (Dollars in thousands) March 31, 2018 September 30, 2018 Principal amount of debt outstanding $84,513 $73,125 Adjusted EBITDA 132,586 139,876 Gross leverage ratio 0.6x 0.5x Hamilton Lane | Global Leader in the Private Markets Page 23

Terms Adjusted EBITDA is used to measure our profitability including carried interest. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings (“FRE”) is used to highlight our earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management (“AUM”) comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients’ and funds’ underlying investments; (2) the unfunded commitments to our clients’ and funds’ underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset man- agement business. Our assets under advisement (“AUA”) comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM"), is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not sig- nificantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or “HLI”) was incorporated in the State of Delaware on December 31, 2007. The Company was formed for the purpose of completing an initial public offering (“IPO”) and related transactions (“Reorganization”) in order to carry on the business of Hamilton Lane Advisors, L.L.C. (“HLA”) as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane | Global Leader in the Private Markets Page 24

Disclosures Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” "estimate," "continue," "anticipate," "intend," "plan," and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objec- tives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to consummate planned acquisitions and successfully inte- grate the acquired businesses with ours; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. As of November 6, 2018 Hamilton Lane | Global Leader in the Private Markets Page 25